## SETTLEMENT AGREEMENT

**WHEREAS** FIC INVESTMENTS USA CORP. ("FIC USA", the "Borrower"), a company incorporated under the laws of Nevada and 669997 B.C. Ltd. ("669997", the "Lender"), a company incorporated under the laws of British Columbia, Canada, entered into a Loan Agreement (the "Agreement") dated February 28, 2004;

**AND WHEREAS** the Lender loaned the Borrower the sum of Cdn$212,333 under the terms of the Agreement;

**AND WHEREAS** the Borrower fully repaid the Loan during the year ended April 30, 2006.

**NOW THEREFORE** the Borrower and the Lender both hereby agree that, as of April 30, 2006, the Loan is settled and the consideration provisions within the Agreement are cancelled and, as of April 30, 2006, there are no amounts due between the Lender and the Borrower pertaining to the Agreement entered into by the Lender and the Borrower on February 28, 2004.

Dated this the 30th day of April 2006.

**FIC INVESTMENTS USA CORP.**

Per: ______________________
*Authorized Signatory*

**669997 B.C. LTD.**

Per: ______________________
*Authorized Signatory*